Exhibit 10.2
AMENDMENT NO. 3 TO
RECEIVABLES FINANCING AGREEMENT

This AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT, dated as of July 20, 2022 (this “Amendment”), among TRAEGER SPE LLC, a Delaware limited liability company (the “Borrower”), TRAEGER PELLET GRILLS LLC, a Delaware limited liability company (in such capacity, the “Servicer”), as initial Servicer, the Persons identified as such on the signature pages hereto as Lenders and Group Agents and MUFG BANK, LTD. (“MUFG”), as a Committed Lender, as a Group Agent and as Administrative Agent.
W I T N E S S E T H:
WHEREAS, the parties hereto have heretofore entered into that certain Receivables Financing Agreement, dated as of November 2, 2020 (as amended by that certain Amendment No. 1 to Receivables Financing Agreement dated as of June 29, 2021 and that certain Amendment No. 2 to Receivables Financing Agreement dated February 18, 2022 and as further amended, restated, supplemented, assigned or otherwise modified from time to time prior to the date hereof, the “Original Receivables Financing Agreement” and, as further modified by this Amendment, the “Amended Receivables Financing Agreement”); and
WHEREAS, the parties hereto seek to modify the Original Receivables Financing Agreement pursuant to Section 13.01 thereof, in each case, upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) Section 1.01 of the Amended Receivables Financing Agreement.
2.Amendments to the Original Receivables Financing Agreement. Effective as of June 30, 2022, the Original Receivables Financing Agreement is hereby amended as follows:
(a)Section 9.01(g) of the Original Receivables Financing Agreement is amended and restated as follows:
“the Days Sales Outstanding shall at any time exceed 70 days (or, solely with respect to the three Fiscal Months preceding June 30, 2022, 80 days);”
(b)Section 9.01(i) of the Original Receivables Financing Agreement is amended and restated as follows:
“the average of the Loss Ratios for the three preceding Fiscal Months shall at any time exceed 5.00% (or, solely with respect to the three Fiscal Months preceding June 30, 2022, 6.00%);”
3.Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the condition precedent that the Administrative Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto.

4.Certain Representations and Warranties. Each of the Servicer and the Borrower represents and warrants to each Credit Party as of the date hereof, as follows:
(a)Representations and Warranties. After giving effect to this Amendment and the transactions contemplated hereby, all of its respective representations and warranties contained in the Amended Receivables Financing Agreement and each other Transaction Document to which it is a party are true and correct.
(b)Power and Authority; Due Authorization. That it has all necessary limited liability company power, and authority (as applicable) to (i) execute and deliver this Amendment and the transactions contemplated hereby and (ii) perform its obligations under this Amendment, the Amended Receivables Financing Agreement and each of the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Amended Receivables Financing Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action, as applicable.
(c)Binding Obligations. This Amendment, the Amended Receivables Financing Agreement and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(d)No Event of Default, Unmatured Event of Default, or Purchase and Contribution Termination Event. After giving effect to this Amendment, (i) no Event of Default, Unmatured Event of Default or Purchase and Contribution Termination Event has occurred that is continuing, and (ii) no Event of Default, Unmatured Event of Default or Purchase and Contribution Termination Event would result from this Amendment or the transactions contemplated hereby.
5.Reference to and Effect on the Original Receivables Financing Agreement and the Other Transaction Documents.
(a)From and after the effectiveness of this Amendment, each reference in the Original Receivables Financing Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Receivables Financing Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Original Receivables Financing Agreement, shall mean and be, a reference to the Amended Receivables Financing Agreement.
(b)The Original Receivables Financing Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Administrative Agent or any other Credit Party under, nor constitute a waiver of or amendment to, any other provision or condition under, the Original Receivables Financing Agreement or any other Transaction Document.

6.Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the other Credit Parties in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated hereby.
7.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
8.Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Original Receivables Financing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
9.Integration. This Amendment, the Amended Receivables Financing Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
10.Severability. Any provisions of this Amendment that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
11.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
12.Mutual Negotiations. This Amendment is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Amendment or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Amendment, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

13.Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.
14.Reaffirmation of Performance Guaranty.  By executing a counterpart to this Amendment, the Performance Guarantor hereby unconditionally reaffirms its obligations under the Performance Guaranty and acknowledges and agrees that such obligations continue in full force and effect (including, without limitation, with respect to the Guaranteed Obligations, as defined in the Performance Guaranty), and the Performance Guaranty is hereby ratified and confirmed.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRAEGER SPE LLC By: /s/ Dominic Blosil Name: Dominic Blosil Title: CFO

TRAEGER PELLET GRILLS LLC, as the Servicer By: /s/ Dominic Blosil Name: Dominic Blosil Title: CFO

TRAEGER PELLET GRILLS HOLDINGS LLC, as the Performance Guarantor By: /s/ Dominic Blosil Name: Dominic Blosil Title: CFO

        Amendment No. 3 to RFA

MUFG BANK, LTD., as Administrative Agent By: /s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD., as Group Agent for the MUFG Group By: /s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD., as a Committed Lender By: /s/ Eric Williams Name: Eric Williams Title: Managing Director
GOTHAM FUNDING CORPORATION, as a Conduit Lender By: /s/ Kevin J Corrigan______________________ Name: Kevin J Corrigan Title: Vice President

GOTHAM FUNDING CORPORATION,
as a Conduit Lender

By: /s/ Kevin J Corrigan
Name: Kevin J Corrigan
Title: Vice President

GOTHAM FUNDING CORPORATION, as a Conduit Lender By: /s/ Kevin J Corrigan______________________ Name: Kevin J Corrigan Title: Vice President
    S-2    Amendment No. 3 to RFA